UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22444

Western Asset High Yield Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: August 31

Date of reporting period: May 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

FORM N-Q

MAY 31, 2014

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 90.7%
CONSUMER DISCRETIONARY - 19.6%
Auto Components - 0.6%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	350,000	EUR	$552,452	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,540,000	EUR	2,256,695	(a)

Total Auto Components					2,809,147

Automobiles - 0.4%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,030,000		1,179,350
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	430,000		475,150	(a)

Total Automobiles					1,654,500

Diversified Consumer Services - 1.0%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	177,887	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	280,000	GBP	495,149
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	1,079,000	GBP	1,903,571	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,030,000		1,122,700
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	760,000		799,900	(a)

Total Diversified Consumer Services					4,499,207

Hotels, Restaurants & Leisure - 5.9%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	540,000		542,025	(a)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	219,996		220,326	(a)(b)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,211,773		1,200,903	(a)(b)(c)(d)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	360,000		332,100	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,810,000		1,601,850
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,820,000		1,460,550
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	410,000		429,475	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,130,000		1,299,500
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,400,000		1,505,000	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	630,000		642,600	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,090,000		1,179,925	(a)
Gala Electric Casinos Ltd., Secured Notes	11.500%	6/1/19	1,380,000	GBP	2,540,028	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	680,000		700,400	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	3,000,000		3,180,000	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	650,000		698,750	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,890,000		3,204,287	(a)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	430,000		466,550
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	1,410,000		1,464,638	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	213,000		232,703	(a)
Seneca Gaming Corp., Senior Notes	8.250%	12/1/18	1,410,000		1,508,700	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,570,000		1,728,962

Total Hotels, Restaurants & Leisure					26,139,272

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Household Durables - 1.3%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,630,000		$1,748,175	(a)(c)
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	1,080,000		1,163,700
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	950,000		1,066,375
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,470,000		1,510,425	(a)

Total Household Durables					5,488,675

Media - 6.5%
Altice SA, Senior Secured Notes	7.750%	5/15/22	2,040,000		2,149,650	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	430,000		471,925
CCU Escrow Corp., Senior Secured Notes	10.000%	1/15/18	900,000		864,000	(a)
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	148,583	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	150,000	EUR	227,987	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	450,000		504,000
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,670,000		3,027,112
Gibson Brands Escrow Corp., Senior Secured Notes	8.875%	8/1/18	320,000		332,800	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	810,000		842,400	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,000,000		1,080,000	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	856,857		993,954	(a)(c)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	1,780,000		1,848,975	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	4,631,000		5,134,621	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	220,000	EUR	359,872	(a)(c)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	550,000		701,152
Univision Communications Inc., Senior Notes	8.500%	5/15/21	680,000		749,700	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	2,514,000		2,765,400	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	140,000	EUR	205,738	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,000,000	EUR	2,911,770	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,260,000		2,395,600	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	1,330,000		1,336,650	(a)

Total Media					29,051,889

Multiline Retail - 0.6%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	270,000		276,750
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	2,080,000		2,303,600	(a)(c)

Total Multiline Retail					2,580,350

Specialty Retail - 2.5%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	280,000	GBP	528,589	(a)
Edcon Holdings Pty Ltd., Senior Secured Subordinated Bonds	13.375%	6/30/19	220,000	EUR	281,525	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,950,000	EUR	2,691,369	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,000,000	EUR	1,380,189	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	2,880,000		2,628,000	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	660,000		719,400	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	220,000		225,500	(a)(c)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,730,000		1,775,430	(a)(c)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	940,000		998,760	(a)

Total Specialty Retail					11,228,762

Textiles, Apparel & Luxury Goods - 0.8%
Boardriders SA, Senior Notes	8.875%	12/15/17	1,500,000	EUR	2,198,079	(a)
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	890,000		918,925	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Textiles, Apparel & Luxury Goods - 0.8% (continued)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	550,000		$569,250	(a)

Total Textiles, Apparel & Luxury Goods					3,686,254

TOTAL CONSUMER DISCRETIONARY					87,138,056

CONSUMER STAPLES - 3.9%
Beverages - 0.4%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	670,000		720,250	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	1,000,000		1,115,000	(a)

Total Beverages					1,835,250

Food & Staples Retailing - 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,340,000		1,378,525	(a)

Food Products - 2.9%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	1,000,000	GBP	1,806,104	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,543,000		1,693,443
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	1,280,000		1,297,600	(a)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	1,240,000		1,255,500	(a)
Land O’Lakes Capital Trust I, Junior Subordinated Bonds	7.450%	3/15/28	870,000		876,525	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	3,600,000		3,906,000	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	1,140,000		1,214,100	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	672,000		703,920	(a)

Total Food Products					12,753,192

Household Products - 0.1%
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	460,000		504,850

Tobacco - 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,020,000		1,045,500

TOTAL CONSUMER STAPLES					17,517,317

ENERGY - 10.8%
Energy Equipment & Services - 2.0%
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	400,000		406,000	(a)
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	930,000		953,250	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	730,000		813,950	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	1,010,000		1,085,750	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	1,220,000		1,235,250	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	890,000		898,900	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	1,040,000		1,081,600	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,060,000		1,139,500	(a)
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,140,000		1,195,575	(a)

Total Energy Equipment & Services					8,809,775

Oil, Gas & Consumable Fuels - 8.8%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	960,000		717,600
Arch Coal Inc., Senior Notes	9.875%	6/15/19	570,000		490,200
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	570,000		661,913
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	670,000		681,725	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	970,000		1,031,837
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	620,000		682,000
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,240,000		1,447,700

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - 8.8% (continued)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	890,000		$1,019,050
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	810,000		880,875
EP Energy LLC/EP Energy Finance Inc., Senior Notes	9.375%	5/1/20	100,000		115,375
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	800,000		828,000
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,790,000		1,986,900	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,230,000		1,353,000
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,680,000		1,797,600
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,130,000		1,259,950
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	450,000		452,250	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,880,000		2,086,800
MEG Energy Corp., Senior Notes	7.000%	3/31/24	2,010,000		2,175,825	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,360,000		1,088,000	(e)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	740,000		810,300	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	940,000		987,000	(a)
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	1,220,000		1,220,000
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	1,260,000		1,338,750	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	740,000		780,700
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	3,000,000		3,197,385
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	200,000		225,500
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,670,000		1,732,625
Rice Energy Inc., Senior Notes	6.250%	5/1/22	1,030,000		1,040,300	(a)
Samson Investment Co., Senior Notes	10.750%	2/15/20	2,760,000		2,898,000	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,610,000		1,730,750	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	380,000		406,600
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	750,000		810,000	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	580,000		632,200
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	700,000		761,250	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	150,000		100,875	(a)

Total Oil, Gas & Consumable Fuels					39,428,835

TOTAL ENERGY					48,238,610

FINANCIALS - 8.2%
Banks - 5.1%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	1,000,000		972,500	(f)(g)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,550,000		2,140,536	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,750,000		2,014,688
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,320,000		1,557,600	(a)(f)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,490,000		1,526,560	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	530,000		538,613	(f)(g)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,170,000		1,184,380	(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/30/17	7,000,000		7,455,000	(f)(g)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	350,000		402,851
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	2,030,000	AUD	2,263,422	(a)(f)
Santander Issuances SAU, Notes	5.911%	6/20/16	900,000		952,701	(a)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	1,480,000		1,559,550	(f)(g)

Total Banks					22,568,401

Consumer Finance - 0.6%
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	920,000		1,085,025
SLM Corp., Senior Notes	6.125%	3/25/24	640,000		644,800
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	520,000		546,000	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	460,000		491,050	(a)

Total Consumer Finance					2,766,875

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Diversified Financial Services - 1.7%
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	1,000,000		$1,075,625
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,900,000		2,224,188
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,140,000		3,811,175
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		542,500	(a)(f)

Total Diversified Financial Services					7,653,488

Insurance - 0.4%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	620,000		668,050	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	720,000		853,200	(a)

Total Insurance					1,521,250

Real Estate Management & Development - 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,750,000		1,890,000	(a)

TOTAL FINANCIALS					36,400,014

HEALTH CARE - 5.6%
Health Care Equipment & Supplies - 1.6%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,180,000		1,247,850
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	860,000		881,500	(a)(c)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,020,000		2,025,050
Ontex IV SA, Senior Notes	9.000%	4/15/19	1,400,000	EUR	2,089,709	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	680,000	EUR	1,015,001	(a)

Total Health Care Equipment & Supplies					7,259,110

Health Care Providers & Services - 3.1%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	474,000		571,170
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,890,000		2,079,000
Crown Newco 3 PLC, Senior Notes	8.875%	2/15/19	225,000	GBP	403,545	(a)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	1,125,000	GBP	2,017,724	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,090,000		1,179,925
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,670,000		1,824,475
HCA Inc., Debentures	7.500%	11/15/95	1,000,000		907,500
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,120,000		2,265,750
Labco SAS, Senior Secured Notes	8.500%	1/15/18	190,000	EUR	276,481	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,850,000		2,109,000

Total Health Care Providers & Services					13,634,570

Pharmaceuticals - 0.9%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,530,000	EUR	2,296,684	(a)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	1,190,000		1,224,213	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	660,000		709,500	(a)

Total Pharmaceuticals					4,230,397

TOTAL HEALTH CARE					25,124,077

INDUSTRIALS - 14.0%
Aerospace & Defense - 2.1%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,720,000		1,771,600	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	800,000		898,000
Erickson Inc., Senior Secured Notes	8.250%	5/1/20	2,035,000		2,085,875	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	620,000		677,350
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,750,000		1,844,150
TransDigm Inc., Senior Subordinated Notes	6.000%	7/15/22	2,010,000		2,027,588	(a)

Total Aerospace & Defense					9,304,563

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Airlines - 0.6%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	460,000		$479,918	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,269,757		1,477,743
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	600,000		639,000

Total Airlines					2,596,661

Building Products - 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	830,000		838,300	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	1,190,000		1,294,125	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	617,000	EUR	957,584	(a)

Total Building Products					3,090,009

Commercial Services & Supplies - 2.0%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	320,000		338,000	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	680,000		780,300	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,690,000		2,878,300
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,402,000		1,545,705	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	489,000		539,123	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	2,096,000		2,386,820
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	390,000		432,900

Total Commercial Services & Supplies					8,901,148

Construction & Engineering - 1.4%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	580,000	EUR	859,237	(a)
Astaldi SpA, Senior Notes	7.125%	12/1/20	130,000	EUR	192,588	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,010,000		931,725	(a)
Michael Baker Holdings LLC/Micahel Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,280,000		1,299,200	(a)(c)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,540,000		1,643,950	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	1,230,000		1,282,275	(a)

Total Construction & Engineering					6,208,975

Electrical Equipment - 0.5%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	820,000		897,900	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	760,000		813,200	(a)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	143,472	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	222,760	(a)

Total Electrical Equipment					2,077,332

Machinery - 1.6%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	500,000		540,625	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,310,000		2,477,475	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	450,000		471,375	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,000,000		1,147,500
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	380,000	EUR	586,632	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	137,000	EUR	211,496	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	720,000		804,600	(a)
Vander Intermediate Holding II Corp., Senior Notes	9.750%	2/1/19	510,000		541,875	(a)(c)
Waterjet Holdings Inc., Senior Secured Notes	7.625%	2/1/20	410,000		435,625	(a)

Total Machinery					7,217,203

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Marine - 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,542,075		$1,403,288	(c)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	790,000		795,925
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,250,000		1,315,625	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,010,000		1,100,900

Total Marine					4,615,738

Professional Services - 0.2%
Ceridian LLC/Comdata Inc., Senior Notes	8.125%	11/15/17	960,000		972,000	(a)

Road & Rail - 1.9%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,050,000		1,149,750	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	1,570,000		1,644,575	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	780,000		814,125	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	2,020,000		2,214,425	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	700,000		719,250	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,917,000		2,065,568

Total Road & Rail					8,607,693

Trading Companies & Distributors - 0.4%
Emeco Pty Ltd., Senior Secured Notes	9.875%	3/15/19	590,000		606,225	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,110,000		1,226,550

Total Trading Companies & Distributors					1,832,775

Transportation - 1.3%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,420,000		1,538,925	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,640,000		1,685,100	(a)(c)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	1,430,000		1,458,600	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,070,000		1,096,750	(a)

Total Transportation					5,779,375

Transportation Infrastructure - 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	720,000		764,096	(a)
Global Ship Lease Inc., Senior Secured Notes	10.000%	4/1/19	460,000		491,050	(a)

Total Transportation Infrastructure					1,255,146

TOTAL INDUSTRIALS					62,458,618

INFORMATION TECHNOLOGY - 3.0%
Electronic Equipment, Instruments & Components - 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	350,000	EUR	518,849	(a)

Internet Software & Services - 0.8%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	2,380,000		2,802,450
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	790,000		866,038

Total Internet Software & Services					3,668,488

IT Services - 1.4%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	1,150,000		1,150,000	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	2,070,000		2,494,350
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	1,690,000		1,884,350
Interactive Data Corp., Senior Notes	5.875%	4/15/19	680,000		688,500	(a)

Total IT Services					6,217,200

Software - 0.7%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	590,000		631,300	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	830,000		850,750	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Software - 0.7% (continued)
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	950,000	EUR	$1,440,679	(a)

Total Software					2,922,729

TOTAL INFORMATION TECHNOLOGY					13,327,266

MATERIALS - 10.8%
Chemicals - 1.7%
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	620,000		638,600	(a)(b)(c)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,300,000	EUR	1,891,711	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	370,000	EUR	574,977	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	290,000	EUR	450,657	(a)
Momentive Performance Materials Inc., Senior Secured Notes	8.875%	10/15/20	240,000		259,800
Orion Engineered Carbons Bondco GmbH, Senior Secured Bonds	10.000%	6/15/18	1,160,000	EUR	1,707,754	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	1,600,000	EUR	2,251,924	(a)

Total Chemicals					7,775,423

Containers & Packaging - 3.3%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	222,868		239,583	(a)(c)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	2,500,000	EUR	3,782,741	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	390,000		404,625	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	148,235		154,906	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	1,250,000		1,306,250	(a)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	1,460,000		1,562,200	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	910,000		950,950
Pactiv LLC, Senior Notes	7.950%	12/15/25	410,000		426,400
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	4,500,000		4,768,605
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	1,290,000		1,349,663

Total Containers & Packaging					14,945,923

Metals & Mining - 4.4%
ArcelorMittal, Senior Notes	6.750%	2/25/22	960,000		1,077,600
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	810,000		799,875	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,060,000		988,450	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,510,000		1,476,025
Essar Steel Minnesota LLC, Senior Secured Notes	11.500%	5/15/20	1,100,000		1,134,375	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,340,000		1,462,275	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,290,000		670,800	(a)(d)(e)
Mirabela Nickel Ltd., Notes	3.500%	6/30/14	331,250		331,250	(a)(b)(c)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,060,000		275,600	(a)(e)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	920,000		831,450
New World Resources NV, Senior Secured Notes	7.875%	5/1/18	250,000	EUR	218,104	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	670,000		759,612	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,880,000		1,959,900	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	1,520,000		1,710,000
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	740,000		785,325	(a)(c)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	850,000	EUR	1,226,750	(a)(c)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,620,000		1,340,550	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - 4.4% (continued)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	500,000		$535,000	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	220,000		235,400	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	860,000		969,650
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	660,000		742,500

Total Metals & Mining					19,530,491

Paper & Forest Products - 1.4%
Appvion Inc., Secured Notes	9.000%	6/1/20	2,840,000		2,843,550	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,570,000		1,522,900
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,868,000		1,667,190

Total Paper & Forest Products					6,033,640

TOTAL MATERIALS					48,285,477

TELECOMMUNICATION SERVICES - 10.8%
Diversified Telecommunication Services - 6.5%
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	5,000,000		5,387,500	(a)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	2,860,000		2,856,425	(a)
Intelsat Luxembourg SA, Senior Bonds	8.125%	6/1/23	2,930,000		3,160,737
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	100,000		108,750
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,930,000		2,176,075
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	520,000		551,850	(a)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	1,630,000		1,670,750
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	330,000		353,925
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	1,600,000	EUR	2,516,375	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	440,000	EUR	692,003	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,500,000		1,691,786
Wind Acquisition Finance SA, Senior Secured Notes	11.750%	7/15/17	1,000,000	EUR	1,421,084	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	3,481,654		3,636,152	(a)
Windstream Corp., Senior Notes	7.750%	10/1/21	720,000		784,800
Windstream Corp., Senior Notes	6.375%	8/1/23	2,000,000		1,995,000

Total Diversified Telecommunication Services					29,003,212

Wireless Telecommunication Services - 4.3%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	760,000	EUR	1,118,355	(a)
NII Capital Corp., Senior Notes	7.625%	4/1/21	3,000,000		870,000
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	730,000	GBP	1,281,747	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	5,210,000		5,366,300
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,120,000		2,464,500
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,220,000		2,702,850	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	2,310,000		2,616,075	(a)
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	450,000		487,687
T-Mobile USA Inc., Senior Notes	6.125%	1/15/22	390,000		414,863
T-Mobile USA Inc., Senior Notes	6.731%	4/28/22	330,000		357,638
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	1,330,000		1,270,150	(a)

Total Wireless Telecommunication Services					18,950,165

TOTAL TELECOMMUNICATION SERVICES					47,953,377

UTILITIES - 4.0%
Electric Utilities - 1.6%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,260,000		1,486,993
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	190,933		197,615
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,820,000		1,983,800

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Electric Utilities - 1.6% (continued)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	581,456	$652,685	(e)
Northeast Generation Co., Senior Secured Notes	8.812%	10/15/26	2,513,672	2,690,122

Total Electric Utilities				7,011,215

Independent Power and Renewable Electricity Producers - 2.4%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	780,000	830,700
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	11/8/16	1,180,000	0	(b)(d)(h)(e)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	780,000	805,350	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,640,000	1,744,550
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	2,150,000	2,295,125	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	1,410,000	1,505,175	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	3,078,770	3,494,404

Total Independent Power and Renewable Electricity Producers				10,675,304

TOTAL UTILITIES				17,686,519

TOTAL CORPORATE BONDS & NOTES (Cost - $379,341,979)				404,129,331

SENIOR LOANS - 1.7%
CONSUMER DISCRETIONARY - 0.6%
Hotels, Restaurants & Leisure - 0.5%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,050,000	1,065,750	(i)(j)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,075,000	1,197,281	(i)(j)

Total Hotels, Restaurants & Leisure				2,263,031

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	510,000	416,075	(i)(j)

TOTAL CONSUMER DISCRETIONARY				2,679,106

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	450,000	437,250	(i)(j)

HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	890,000	896,675	(i)(j)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/5/21	1,100,000	1,108,250	(i)(j)

TOTAL HEALTH CARE				2,004,925

INDUSTRIALS - 0.4%
Machinery - 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	1,740,000	1,772,625	(i)(j)

MATERIALS - 0.2%
Chemicals - 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	800,000	830,000	(i)(j)

TOTAL SENIOR LOANS (Cost - $7,479,096)				7,723,906

SOVEREIGN BONDS - 0.5%
Venezuela - 0.5%
Bolivarian Republic of Venezuela, Senior Bonds (Cost - $1,997,412)	9.250%	9/15/27	2,650,000	2,173,000

			SHARES
COMMON STOCKS - 2.9%
CONSUMER DISCRETIONARY - 0.4%
Automobiles - 0.4%
Ford Motor Co.			105,433	1,733,318

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY			SHARES	VALUE
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			68,957	$137,914	*(b)(d)

TOTAL CONSUMER DISCRETIONARY				1,871,232

FINANCIALS - 1.8%
Banks - 1.7%
Barclays PLC, ADR			43,000	710,360
Citigroup Inc.			119,668	5,692,607
JPMorgan Chase & Co.			20,262	1,125,959

Total Banks				7,528,926

Real Estate Management & Development - 0.1%
Realogy Holdings Corp.			14,675	545,617	*

TOTAL FINANCIALS				8,074,543

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Physiotherapy Associates Holdings Inc.			13,300	638,400	*(b)(d)

INDUSTRIALS - 0.1%
Marine - 0.1%
Horizon Lines Inc., Class A Shares			633,775	228,159	*

MATERIALS - 0.3%
Metals & Mining - 0.3%
Freeport-McMoRan Copper & Gold Inc.			32,000	1,089,600

TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Vodafone Group PLC, Sponsored ADR			27,000	945,270

TOTAL COMMON STOCKS (Cost - $14,071,908)				12,847,204

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.1%
MATERIALS - 0.1%
Metals & Mining - 0.1%
ArcelorMittal (Cost - $217,500)	6.000%		8,700	202,101

PREFERRED STOCKS - 1.9%
FINANCIALS - 1.9%
Consumer Finance - 1.9%
GMAC Capital Trust I (Cost - $7,815,125)	8.125%		319,200	8,656,704	(f)

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Jack Cooper Holdings Corp.		12/15/17	1,686	261,330	*(a)
Jack Cooper Holdings Corp.		5/6/18	846	131,130	*(a)

TOTAL WARRANTS (Cost - $46,253)				392,460

TOTAL INVESTMENTS - 97.9% (Cost - $410,969,273#)				436,124,706
Other Assets in Excess of Liabilities - 2.1%				9,505,699

TOTAL NET ASSETS - 100.0%				$445,630,405

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of May 31, 2014.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Value is less than $1.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR	— American Depositary Receipts
AUD	— Australian Dollar
EUR	— Euro
GBP	— British Pound

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on July 20, 2010 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. The Fund intends to liquidate on or about September 30, 2025 and distribute substantially all of its net assets to stockholders, after making appropriate provisions for any liabilities of the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes
Consumer discretionary		$85,716,827	$1,421,229		$87,138,056
Materials		47,954,227	331,250		48,285,477
Utilities		17,686,519	0	*	17,686,519
Other corporate bonds & notes		251,019,279			251,019,279
Senior loans	—	7,723,906	—		7,723,906
Sovereign bonds	—	2,173,000	—		2,173,000
Common stocks:
Consumer discretionary	$1,733,318	—	137,914		1,871,232
Health care	—	—	638,400		638,400
Other common stocks	10,337,572	—	—		10,337,572
Convertible preferred stocks	202,101	—	—		202,101
Preferred stocks	8,656,704	—	—		8,656,704
Warrants	—	392,460	—		392,460

Total investments	$20,929,695	$412,666,218	$2,528,793		$436,124,706

Other financial instruments:
Forward foreign currency contracts	—	$909,189	—		$909,189

Total	$20,929,695	$413,575,407	$2,528,793		$437,033,895

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Futures contracts	$109,352	—	—		$109,352
Forward foreign currency contracts	—	$1,558	—		1,558
Centrally cleared credit default swaps on credit indices - buy protection	—	158,901	—		158,901

Total	$109,352	$160,459	$—		$269,811

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended May 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty

Notes to Schedule of Investments (unaudited) (continued)

otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of May 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,558. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At May 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$33,341,981
Gross unrealized depreciation	(8,186,548)

Net unrealized appreciation	$25,155,433

At May 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	296	9/14	$37,043,273	$37,152,625	$(109,352)

At May 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro	UBS AG	265,564	$361,998	8/14/14	$(1,558)

Contracts to Sell:
British Pound	Citibank, N.A.	689,056	1,154,354	8/14/14	14,106
British Pound	Credit Suisse	2,669,820	4,472,666	8/14/14	58,817
British Pound	UBS AG	1,633,773	2,737,009	8/14/14	35,096
Euro	Citibank, N.A.	3,500,959	4,772,251	8/14/14	104,253
Euro	Credit Suisse	7,294,925	9,943,907	8/14/14	216,545
Euro	JPMorgan Chase & Co	6,274,709	8,553,223	8/14/14	183,945
Euro	UBS AG	10,299,636	14,039,708	8/14/14	296,427

					909,189

Net unrealized appreciation on open forward foreign currency contracts					$907,631

Notes to Schedule of Investments (unaudited) (continued)

At May 31, 2014, the Fund had the following open swap contract:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse First Boston Inc. (Markit CDX.NA.HY.22 Index)	$16,018,200	6/20/19	5.000% quarterly	$(1,335,736)	$(1,176,835)	$(158,901)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at May 31, 2014.

	Futures Contracts	Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(109,352)	—	—	—	$(109,352)
Foreign Exchange Risk	—	$909,189	$(1,558)	—	907,631
Credit Risk	—	—	—	$(158,901)	(158,901)

Total	$(109,352)	$909,189	$(1,558)	$(158,901)	$639,378

During the period ended May 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$802,150
Futures contracts (to sell)	12,779,944
Forward foreign currency contracts (to buy)	1,984,554
Forward foreign currency contracts (to sell)	52,581,496

Average Notional Balance
Credit default swap contracts (to buy protection)	$11,849,820

†	At May 31, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Yield Defined Opportunity Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	July 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	July 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	July 25, 2014